Executed

STOCKHOLDERS RIGHTS AGREEMENT

This STOCKHOLDERS RIGHTS AGREEMENT (this “Agreement”), dated as of January 29, 2021, is entered into by and among Novus Capital Corporation, a Delaware corporation (the “Company”), and each of the stockholders of the Company or AppHarvest, Inc., a Delaware public benefit corporation (“AppHarvest”), whose name appears on the signature pages hereto (each a “Stockholder,” and collectively, the “Stockholders”). Each capitalized term used but not defined herein shall have the meaning ascribed to such term in the Business Combination Agreement and Plan of Reorganization by and among the Company, ORGA, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”) and AppHarvest, dated as of September 28, 2020 (as amended, restated, supplemented, modified or waived from time to time in accordance with its terms, the “BCA”).

WHEREAS, pursuant to the BCA, Merger Sub will be merged with and into AppHarvest (the “Merger”), with AppHarvest surviving the Merger as a wholly owned subsidiary of the Company;

WHEREAS, prior to the closing of the Merger, the Company will hold a meeting of the Company’s stockholders to consider, among other things, (1) the approval and adoption of the BCA and the Merger, (2) the approval of the issuance of Novus Common Stock as contemplated by the BCA and the Subscription Agreements, (3) the approval and adoption of the second amended and restated Novus Certificate of Incorporation as set forth on Exhibit G to the BCA, including the conversion of Novus into a public benefit corporation contemplated thereby, (4) the approval and adoption of an equity incentive plan, in accordance with the BCA, (5) the approval and adoption of an employee stock purchase plan, in accordance with the BCA, and (6) any other proposals the Company and AppHarvest deem necessary to effectuate the Transactions (the “Novus Proposals”); and

WHEREAS, in connection with the consummation of the Merger pursuant to the BCA, the Stockholders and the Company have entered into this Agreement to set forth certain understandings among such parties, including with respect to certain governance and voting matters.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Article I
GOVERNANCE AND VOTING MATTERS

Section 1.1            Board and Committees.

(a)           Subject to the approval of the Novus Proposals and the consummation of the Merger, the Company will take all necessary action (to the extent permitted by applicable law and to the extent such action is consistent with the fiduciary duties of the Board under Delaware law) to cause the following to occur immediately after the effective time of the Merger:

(i)            The Board to consist of ten directors (each, a “Director”), including Jonathan Webb, Kiran Bhatraju, Martha Stewart, Anna Mason, J.D. Vance, Jeffrey Ubben, David Lee, David Chen, Greg Couch, and Robert Laikin;

(ii)           The audit committee of the Board to consist of three directors, including David Lee, as chair, Greg Couch, and J.D. Vance;

(iii)          The compensation committee of the Board to consist of three directors, including Kiran Bhatraju, as chair, Martha Stewart, and Anna Mason; and

(iv)          The nominating and governance committee of the Board to consist of three directors, including Jeffrey Ubben, as chair, David Chen, and Robert Laikin.

(b)           After the Closing, the Company will take all necessary action (to the extent permitted by applicable law and to the extent such action is consistent with the fiduciary duties of the Board under Delaware law) to (i) cause the Board to nominate and recommend for election to the Board at the Company’s annual meeting of stockholders in 2021 (the “First Annual Meeting”) each of the above-mentioned individuals (the “Nominees”), each to serve until their successors are duly elected and qualified, and (ii) cause each applicable Nominee to be included in the proxy statement prepared by management of the Company in connection with the Company’s soliciting proxies or consents in favor of the foregoing for the First Annual Meeting, and at every adjournment or postponement thereof, and on every action or approval by written resolution of the stockholders of the Company or the Board with respect to the election of members of the Board at the First Annual Meeting.

(c)           If a Nominee is not elected because of such Nominee’s death, disability, disqualification, withdrawal as a nominee or for any other reason, the Stockholders holding a majority of the shares of Novus Common Stock shall be entitled to designate promptly another Nominee and the Stockholders and the Company shall take all necessary and desirable actions within its control such that the director position for which such Nominee was nominated shall not be filled pending such designation or the size of the Board shall be increased by one and such vacancy shall be filled with such successor Nominee within ten days of such designation. Notwithstanding anything to the contrary, the director position for which such Nominee was nominated shall not be filled pending such designation and appointment, unless the Stockholders fail to designate such Nominee for more than 30 days, after which the Company may appoint an interim successor nominee who may serve as a director if duly elected until the Stockholders make such designation. The Stockholders shall not be obligated to designate all (or any) of the directors they are entitled to designate pursuant to this Agreement but the failure to do so shall not constitute a waiver of their rights hereunder.

(d)           The Company shall (i) purchase directors’ and officers’ liability insurance in an amount and pursuant to terms determined by the Board to be reasonable and customary and (ii) for so long as any Director to the Board nominated pursuant to the terms of this Agreement serves as a Director of the Company, maintain such coverage with respect to such Directors.

Section 1.2            Voting. Subject to the approval of the Novus Proposals and the consummation of the Merger, the Stockholders shall vote, or provide a written consent or proxy with respect to, their shares of the Novus Common Stock in favor of each of the Nominees and/or other person who has been recommended by the Board for such appointment or nomination in accordance with Section 1.1(c) at the First Annual Meeting and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company or the Board with respect to the election of members of the Board with respect to the First Annual Meeting.

Section 1.3            Restrictions on Other Agreements. The Stockholders shall not, directly or indirectly, grant any proxy or enter into or agree to be bound by any voting trust, agreement or arrangement of any kind with respect to their shares of Common Stock if and to the extent the terms thereof conflict with the provisions of this Agreement (whether or not such proxy, voting trust, agreement or agreements are with other holders of shares of Common Stock that are not parties to this Agreement or otherwise).

Article II
TERMINATION

Section 2.1            Termination. This Agreement shall terminate after the First Annual Meeting.

Article III
MISCELLANEOUS

Section 3.1            Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be personally delivered, sent by nationally recognized overnight courier, mailed by registered or certified mail or be sent by facsimile or electronic mail to such party at the address set forth below (or such other address as shall be specified by like notice). Notices will be deemed to have been duly given hereunder if (i) personally delivered, when received, (ii) sent by nationally recognized overnight courier, one business day after deposit with the nationally recognized overnight courier, (iii) mailed by registered or certified mail, when received, and (iv) sent by facsimile or electronic mail, on the date sent so long as such communication is transmitted before 5:00 p.m. in the time zone of the receiving party on a business day, otherwise, on the next business day.

(a)           If to the Company prior to the closing of the Merger, to:

Novus Capital Corporation
8556 Oakmont Lane

Indianapolis, IN 4626
Attention: Robert J. Laikin, Chairman and Larry M. Paulson, President & CEO
Email:

with a copy to:

Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

Attention: Robert J. Mittman and Kathleen Cunningham
Email:

(b)           If to the Company after the closing of the Merger, to:

AppHarvest, Inc.
401 W. Main Street, Suite 321
Lexington, KY 40507
Attention: Jonathan Webb
Email:

with a copy to:

Cooley LLP
1299 Pennsylvania Avenue, NW, Suite 700
Washington, DC 20004
Attention: Derek O. Colla and David I. Silverman
Email:

(c)           If to the Stockholders, to the addresses set forth on the signature pages hereto.

Section 3.2            Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 3.3            Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be considered one and the same agreement.

Section 3.4            Entire Agreement; No Third Party Beneficiaries. This Agreement (a) constitutes the entire agreement and supersedes all other prior agreements, both written and oral, among the parties hereto with respect to the subject matter hereof and (b) is not intended to confer upon any person, other than the parties hereto, any rights or remedies hereunder.

Section 3.5            Further Assurances. Each party hereto shall execute, deliver, acknowledge and file such other documents and take such further actions as may be reasonably requested from time to time by the other parties hereto to give effect to and carry out the transactions contemplated herein.

Section 3.6            Governing Law; Equitable Remedies. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF). The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any of the Selected Courts (as defined below), this being in addition to any other remedy to which they are entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto. Each party hereto further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at law would be adequate.

Section 3.7            Consent To Jurisdiction. With respect to any suit, action or proceeding (“Proceeding”) arising out of or relating to this Agreement, each of the parties hereto hereby irrevocably (a) submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and the United States District Court for the District of Delaware and the appellate courts therefrom (the “Selected Courts”) and waives any objection to venue being laid in the Selected Courts whether based on the grounds of forum non conveniens or otherwise and hereby agrees not to commence any such Proceeding other than before one of the Selected Courts; provided, however, that a party may commence any Proceeding in a court other than a Selected Court solely for the purpose of enforcing an order or judgment issued by one of the Selected Courts; (b) consents to service of process in any Proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to their respective addresses referred to in Section 3.1 hereof; provided, however, that nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law; and (c) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AND AGREES THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE THE RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT AND TO HAVE ALL MATTERS RELATING TO THIS AGREEMENT BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

Section 3.8            Amendments; Waivers.

(a)           No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed (i) in the case of an amendment, by each of the parties hereto, and (ii) in the case of a waiver, by each of the parties against whom the waiver is to be effective.

(b)           No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 3.9            Assignment. Neither this Agreement nor any of the rights or obligations hereunder shall be assigned or delegated by any of the parties hereto without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

Section 3.10         No Recourse. This Agreement may only be enforced against, and any claims or cause of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto, and no past, present or future affiliate, director, officer, employee, incorporator, member, manager, partner, stockholder, agent, attorney or representative of any party hereto shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

NOVUS CAPITAL CORPORATION

By:	/s/ Larry M. Paulson
	Name:	Larry M. Paulson
	Title:	Chief Executive Officer

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

AB Co-Investments LLC

By:	/s/ Owen Littman
	Name:	Owen Littman
	Title:	Authorized Signatory

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Kiran Bhatraju

By:	/s/ Kiran Bhatraju

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

CEEF AppHarvest Equity Holdings, LLC

By:	/s/ David Chen
	Name:	David Chen
	Title:	CEO Equilibrium

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Couch Holdings II, LLC

By:	/s/ Greg Couch
	Name:	Greg Couch
	Title:	Managing Member

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Loren Eggleton

By:	/s/ Loren Eggleton

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Inclusive Capital Partners Spring Master Fund L.P.

By:	/s/ Jeffrey Ubben
	Name:	Jeffrey Ubben
	Title:	Authorized Signatory

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Rise of the Rest Seed Fund, LP

By:	Rise of the Rest Seed Fund GP, LLC
Its:	General Partner

By:	/s/ Stephen M. Case
	Name:	Stephen M. Case
	Its:	Operating Manager

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Narya Capital Fund I, L.P.

By:	/s/ J.D. Vance
	Name:	J.D. Vance
	Title:	Partner

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Jonathan Webb

By:	/s/ Jonathan Webb

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Robert J. Laikin

By:	/s/ Robert Laikin

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Louis Conforti

By:	/s/ Louis Conforti

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Madnani Living Trust

By:	/s/ Sean Madnani
	Name:	Sean Madnani
	Title:	Trustee

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Finovus LLC

By:	/s/ Steve Fivel
	Name:	Steve Fivel
	Title:	Manager

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Ethan W. Meyers Trust

By:	/s/ Sidney Eskenazi
	Name:	Sidney Eskenazi
	Title:	Chief Operating Officer

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Samantha H. Meyers Trust

By:	/s/ Sidney Eskenazi
	Name:	Sidney Eskenazi
	Title:	Chief Operating Officer

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Sedd Bond Holdings, LLC

By:	/s/ David Eskenazi
	Name:	David Eskenazi
	Title:	Managing Member

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Anne T. Dillon

By:	/s/ Anne T. Dillon

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Ken Beyer

By:	/s/ Ken Beyer

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Vincent Donargo

By:	/s/ Vincent Donargo

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

New Frontier LLC

By:	/s/ Jeff Foster
	Name:	Jeff Foster
	Title:	Manager

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Mons Investment LLC

By:	/s/ Hersch Klaff
	Name:	Hersch Klaff
	Title:	Hersch M. Klaff, Manager and Sole Member of HMK Advisor, LLC as investment advisor for Mons Investments, LLC

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Cliff Holdings LLC

By:	/s/ Ryan Levy
	Name:	Ryan Levy
	Title:	Authorized Signer

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Brian Pahud

By:	/s/ Brian C. Pahud

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Maria Marta R Birge Rev TR DEC

By:	/s/ Marta Rainero Birge
	Name:	Marta Rainero Birge
	Title:	Mrs

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Alex Paskoff

By:	/s/ Alex Paskoff

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Karin Michelle Held Revocable Trust

By:	/s/ Karin Held
	Name:	Karin Held
	Title:	Trustee

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Josh Hoffman

By:	/s/ Josh Hoffman

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Alex Laikin

By:	/s/ Alex Laikin

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

BEA Holdings II, LLC

By:	/s/ Bradley A. Bostic
	Name:	Bradley A. Bostic
	Title:	Managing Director

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Larry M Paulson and Gretchen V Paulson Family Trust dated Sept 4, 2019, and any amendments thereto

By:	/s/ Larry M. Paulson
	Name:	Larry M. Paulson
	Title:	CEO

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Hirsch Family Living Trust

By:	/s/ Dan Hirsch
	Name:	Dan Hirsch
	Title:	Trustee

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Heather Goodman

By:	/s/ Heather Goodman

[Signature Page to Stockholders Rights Agreement]

STOCKHOLDERS:

Zak Laikin

By:	/s/ Zak Laikin

[Signature Page to Stockholders Rights Agreement]